DEBT	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
DEBT	DEBT

(in thousands of $)	2019	2018
$155.3 million term loan	155,355	—
$93.75 million term loan	90,463	—
$131.79 million term loan	125,872	—
$284.0 million term loan	—	168,320
$420.0 million term loan	320,159	331,795
$425.0 million term loan	322,502	347,154
$102.7 million term loan	—	94,225
$73.4 million term loan	—	60,199
$80.2 million term loan	—	67,669
$120.0 million term loan	107,797	115,932
Total U.S. dollar denominated floating rate debt	1,122,148	1,185,294
U.S. dollar denominated fixed rate debt	—	167,382
Deferred charges	(8,278)	(3,634)
Total debt	1,113,870	1,349,042
Less: current portion	(87,787)	(471,764)
	1,026,083	877,278

Movements in 2019 and 2018 are summarized as follows:

(in thousands of $)	Floating rate debt	Fixed rate debt	Deferred charges	Total
Balance at December 31, 2017	1,069,538	178,856	(3,935)	1,244,459
Loan repayments	(154,244)	(22,049)	—	(176,293)
Loan draw downs	270,000	—	—	270,000
Amortization of purchase price adjustment	—	10,019	—	10,019
Convertible bond loss on extinguishment	—	556	—	556
Amortization of capitalized fees and expenses	—	—	301	301
Balance at December 31, 2018	1,185,294	167,382	(3,634)	1,349,042
Loan repayments	(453,040)	(168,195)	—	(621,235)
Loan draw downs	389,894	—	—	389,894
Amortization of purchase price adjustment	—	813	—	813
Capitalization of debt issuance cost, net of amortization	—	—	(4,644)	(4,644)
Balance at December 31, 2019	1,122,148	—	(8,278)	1,113,870
New $93.75 million and $131.79 million loan facilities
In May 2019, we entered into two new credit facilities, one for $93.75 million and one for $131.79 million, to refinance our obligations under the three non-recourse loan facilities, $102.7 million credit facility, $73.4 million credit facility and $80.2 million credit facility, which financed the 14 vessels acquired from Quintana Shipping Ltd. in 2017. In connection with this refinancing, we prepaid the outstanding debt under the three non-recourse loan facilities of $222.1 million.

New $155.3 million loan facility
In November 2019, we refinanced our $284.0 million loan facility that financed 15 vessels and was scheduled to mature in December 2019. A new $155.3 million term loan facility was entered into with six reputable shipping banks, five of which were part of the group of banks for the $284.0 million facility. In connection with this refinancing, we prepaid the outstanding debt under the $284.0 million facility of $155.4 million.

$93.75 million credit facility
This facility has a five-year tenor and a 19-year age adjusted amortization profile. The facility bears interest of LIBOR plus a margin of 2.15%. Repayments are made on a quarterly basis from third quarter of 2019 onward. All tranches under the facility mature in second quarter of 2024, with a balloon payment of in total $62.5 million. During 2019, $3.3 million was repaid and there was no available undrawn amount.

$131.79 million credit facility
This facility has a five-year tenor and a 19-year age adjusted amortization profile. The facility bears interest of LIBOR plus a margin of 2.10%. Repayments are made on a quarterly basis from third quarter of 2019 onward. All tranches under the facility mature in second quarter of 2024, with a balloon payment of in total $75.6 million. During 2019, $5.9 million was repaid and there was no available undrawn amount.

$155.3 million loan facility
This facility bears interest of LIBOR plus a margin of 2.10%. Repayments are made on a quarterly basis from first quarter of 2020 onward. All tranches under the facility mature in fourth quarter of 2024, with a balloon payment of in total $93.8 million. During 2019, nil was repaid and there was no available undrawn amount.

$120.0 million term loan facility
In May 2018, we entered into a $120.0 million term loan facility to refinance 10 vessels and repay $58.3 million due under the $34.0 million term loan facility and the $82.5 million term loan facilities with maturity in 2018 and prepay the full outstanding amounts under our related party seller credit loans of $65.5 million. This facility bears interest of LIBOR plus a margin of 2.25%. Repayments are made on a quarterly basis from third quarter of 2018 onward. All tranches under the facility mature in April 2025, with a balloon payment of in total $65.1 million. During 2019, $8.1 million (2018: $4.1 million) was repaid and there was no available, undrawn amount.

$420.0 million term loan facility
In June 2014, we entered into a term loan facility of up to $420.0 million, dependent on the market values of the vessels at the time of draw down, consisting of 14 tranches of up to $30.0 million to finance, in part, 14 newbuilding vessels. Each tranche is repayable by quarterly installments based on a 20-years profile from the delivery date of each vessel and all amounts outstanding shall be repaid on June 30, 2020. The facility has an interest rate of LIBOR plus a margin of 2.5%. In January 2016, following an accelerated repayment to comply with the minimum value covenant as of December 31, 2015, the quarterly repayment schedule was amended to $5.2 million, in total, for all 14 tranches.

In February 2019, we extended our $420 million term loan facility for 14 vessels by three years from June 2020 to June 2023 at LIBOR plus a margin of 2.5% and upsized the facility to partially finance the installation of scrubbers on up to 11 vessels. Each scrubber installation may be financed with up to $3 million in a separate tranche to be repaid over three years, commencing January 1, 2020.

During 2019, $20.6 million (2018: $20.6 million) was repaid and we drew down $9 million related to our financing of three scrubber installations (2018: nil). As of December 31, 2019, $320.2 million (2018: $331.8 million) was outstanding under this facility and there was $24.0 million of undrawn financing under the facility. The facility is secured by 14 (2018: 14) of our Capesize vessels.

$425.0 million senior secured post-delivery term loan facility
In February 2015, we entered into a senior secured post-delivery term loan facility of up to $425.0 million, depending on the market values of the vessels at the time of draw down, to partially finance 14 newbuilding vessels. The facility was initially divided into 12 tranches of $30.0 million and two tranches of $32.5 million. Each tranche was originally repayable in quarterly payments of 1/80 of the drawn down amount and all amounts outstanding are to be repaid on the final maturity date of March 31, 2021. The loan bore interest at LIBOR plus a margin of 2.0%. In December 2015, the loan agreement was amended and the minimum level of the loan to value was increased from 55% to 70%. The margin was also amended to 2.20% plus LIBOR and the quarterly repayments changed from 1/80 to 1/64 of the drawn down amount. The amendment also allowed us to substitute the optional additional borrowers with another of our wholly owned subsidiaries.

During 2019, $24.7 million (2018: $23.7 million) was repaid. As of December 31, 2019, $322.5 million (2018: $347.2 million) was outstanding under this facility and there was no available, undrawn amount. At December 31, 2019, this facility was secured by 14 (2018: 14) of our Capesize vessels.

Financial covenants
Our loan agreements contain loan-to-value clauses, which could require us to post additional collateral or prepay a portion of the outstanding borrowings should the value of the vessels securing borrowings under each of such agreements decrease below required levels. In addition, the loan agreements contain certain financial covenants, including the requirement to maintain a certain level of free cash, positive working capital as defined in the loan agreement and a value adjusted equity covenant. Under our debt facilities, the aggregate value of the collateral vessels shall not fall below 135% of the loan outstanding, depending on the facility. We need to maintain free cash of at least $20 million or 5% of total interest bearing debt, maintain positive working capital and maintain a value adjusted equity of at least 25% of value adjusted total assets.

With regards to free cash, we have covenanted to retain at least $64.1 million of cash and cash equivalents as at December 31, 2019 (December 31, 2018: $66.7 million) and this is classified under restricted cash. In addition, none of our vessel owning subsidiaries may sell, transfer or otherwise dispose of their interests in the vessels they own without the prior written consent of the applicable lenders unless, in the case of a vessel sale, the outstanding borrowings under the credit facility applicable to that vessel are repaid in full. Failure to comply with any of the covenants in the loan agreements could result in a default, which would permit the lender to accelerate the maturity of the debt and to foreclose upon any collateral securing the debt. Under those circumstances, we might not have sufficient funds or other resources to satisfy our obligations.

As of December 31, 2019 and December 31, 2018, we were in compliance with our covenants.

U.S. Dollar Denominated Fixed Rate Debt
3.07% Convertible Bonds due 2019
In January 2014, the Former Golden Ocean issued a $200 million convertible bond with a 5 year tenor and coupon of 3.07% per year, payable bi-annually in arrears. The convertible bond, which was repaid in full on January 30, 2019, had no regular repayments. At the time of the Merger, we assumed the convertible bond and the conversion price was adjusted based on the exchange ratio in the Merger. The fair value of the convertible bond was determined to be $161.2 million at the time of the Merger based on the quoted price of 80.6%. The difference of $38.8 million, was amortized over the remaining life of the bond so as to maintain a constant effective rate so that the convertible bond would have a value of $200 million on maturity, adjusted for any bond repurchases. In 2018, we acquired a total of $22.4 million (2017: $9.4 million) in nominal value of our outstanding convertible bond at an average price of 97.96% of par value, reducing the outstanding convertible debt balance with an aggregate amount of $31.8 million as of December 31, 2018. As a result of these transactions we recognized a loss of $0.6 million in 2018, which was presented under other financial items. During 2019, $0.8 million (2018: $10.0 million, 2017: $9.5 million) of the fair value adjustment was amortized and recorded as interest expense.

Deferred charges
Debt issuance costs of $8.3 million at December 31, 2019 (2018: $3.6 million) are presented as a deduction from the carrying value of our debt.

The outstanding debt as of December 31, 2019 is repayable as follows:

(in thousands of $)
2020	87,787
2021	360,987
2022	63,136
2023	288,750
2024	254,369
Thereafter	67,119
1,122,148
Deferred charges	(8,278)
1,113,870

Assets pledged
As of December 31, 2019, 67 vessels (2018: 67 vessels) with an aggregate carrying value of $2,339.9 million (2018: $2,404.5 million) were pledged as security for our floating rate debt.

Weighted average interest
The weighted average interest rate related our floating rate debt (margin excluding LIBOR) as of December 31, 2019 and 2018 was 2.26% and 2.43%, respectively.